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                                                                    EXHIBIT 23.0





                          CONSENT TO USE OF REPORT OF

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Republic Bancshares, Inc.'s previously filed Registration Statement File Nos. 333-32151 and 333-73293.






                                        /s/ ARTHUR ANDERSEN LLP

Tampa, Florida
  March 25, 1999




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